UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)
Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

FINANCIAL TRENDS FUND, INC.
(Name of Registrant as Specified In Its Charter)

________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

[X]          No fee required.

[  ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A

(2)	Aggregate number of securities to which transaction applies: N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: N/A

(5)	Total fee paid: $0

[  ]           Fee paid previously with preliminary materials:

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: N/A

(2)	Form, Schedule or Registration Statement No.: N/A

(3)	Filing Party: N/A

(4)	Date Filed: N/A

FINANCIAL TRENDS FUND, INC.
TELEPHONE SCRIPT

Good (morning, afternoon, evening), may I please speak with _____?  (Mr./Ms.) _____, my name is (first name) and I am calling on behalf of your investment with the Financial Trends Fund.  I wanted to confirm that you have received the proxy material for the shareholder meeting scheduled to take place on January 3, 2008.  Have you received it? (proceed to “YES” or “NO”)

YES
Great.  If you would like, I can go ahead and record your voting instructions over the phone instead of sending in the proxy card.  (proceed to “YES” or “NO – every vote counts”)

YES
Your Board of Directors is recommending a vote in favor of the proposals.  Would you like to vote along with the recommendations of your Board?  (proceed to “YES” or “NO – offer to review proposals”)

NO
Sorry to hear that.  I can have another package sent out to you.  Is the correct address 50 Birch Street, New York, NY 10165?  (If no, enter new address)  Okay, thank you.  You will receive the material shortly.  Once you receive the material you can contact us to answer any questions you may have and also to issue your vote over the phone rather than mailing back the proxy card.  Our toll-free number is 1-866-822-1240.

YES
Thank you.  I am recording your vote.  For confirmation purposes, may I please have your city, state and zip code?  “Confirm Name, City, State and Zip.”  Thank you.  You will receive a written confirmation of your voting instructions in the mail.

NO – offer to review proposals
If you would like, I can review the meeting agenda with you right now and would be happy to answer any questions you may have.  Would you like me to do so?  (If yes, review proposals)  Your Board of Directors is recommending a vote in favor of the proposals.  Would you like to vote along with the recommendations of your Board?  Thank you.  I am recording your vote.  For confirmation purposes, may I please have your city, state and zip code?  “Confirm Name, City, State and Zip.”  Thank you.  You will receive a written confirmation of your voting instructions in the mail.

NO – every vote counts
Every vote is very important.  When you have a few moments, please review the proxy material and vote your shares by either contacting us directly toll-free at 1-866-822-1240 or by signing and mailing back the proxy card enclosed with the proxy material.

ENDING THE CALL – THANK THE SHAREHOLDER
Your vote is very important and your time is greatly appreciated.  Thank you and have a nice (morning, afternoon, evening).